EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of United Community Bancorp (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ William F. Ritzmann
	Name:	William F. Ritzmann
	Title:	President and Chief Executive Officer

By:	/s/ Vicki A. March
	Name:	Vicki A. March
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

Date: September 28, 2010